EXHIBIT 23.1


                         Consent of Independent Auditors

As independent auditors for Winland Electronics, Inc. (the "Company"), we hereby consent to the incorporation of our report dated February 8, 1996 included in this Form 10-KSB into the Company's previously filed Registration Statements on Form S-3, No. 333-723, and on Form S-8, No. 33-46710, No. 33-81880 and No.
33-73328.

                                                 /s/ Ahern Montag & Vogler, Ltd.
                                                 AHERN MONTAG & VOGLER, LTD.




March 16, 1996